UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CIFC LLC
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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THIS FILING CONTAINS A CURRENT REPORT ON FORM 8-K FILED BY CIFC LLC ON NOVEMBER 1, 2016.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

CIFC LLC

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-37674	36-4814372
(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue, 4th Floor

New York, New York 10177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 624-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

As previously announced, on August 19, 2016, CIFC LLC (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with F.A.B. Holdings I LP (“Parent”) and CIFC Acquisition, LLC, a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

As of October 31, 2016, the Company has obtained sufficient consents under its investment advisory agreements to the deemed assignment of those agreements resulting from the change in control that will take place upon the closing of the Merger from the Company’s fund clients and other clients, as required by the Merger Agreement (the “Investment Advisory Consents”).

The receipt of the Investment Advisory Consents satisfies one of the conditions to the closing of the Merger.  The Merger remains subject to satisfaction of other customary closing conditions, including the approval by the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding common shares of the Company entitled to vote thereon.  An annual meeting of the Company’s shareholders has been scheduled for November 16, 2016, at 10:00 a.m. Eastern time to consider and vote on the adoption of the Merger Agreement.  The Merger is expected to close shortly after the annual meeting.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed Merger, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 17, 2016 and mailed the definitive proxy statement and other relevant documents to the Company’s shareholders on October 17, 2016. This filing does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors may obtain a free copy of the proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the proxy statement and other relevant documents from the Company’s website at www.cifc.com or by directing a request to: CIFC LLC, 250 Park Avenue, 4th Floor, New York, NY 10177, Attn: Investor Relations, (212) 624-1200.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed Merger, which may be different than those of the Company’s shareholders generally, are set forth in the proxy statement and the other relevant documents to be filed with the SEC. Shareholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common shares in the Company’s definitive proxy statement filed on Schedule 14A, which was filed with the SEC on October 17, 2016, and in Section 16 filings, if any, of directors and executive officers filed with the SEC subsequent to that date.

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Additional information regarding the interests of such individuals in the proposed acquisition of the Company are included in the proxy statement. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.cifc.com.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, are statements that could be deemed forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (i) uncertainties and risks as to the timing of completion of the Merger; (ii) the risk that the Merger is not consummated, including due to the failure to satisfy any conditions to completion of the proposed Merger; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (iv) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement; (v) the risk that the pendency of the proposed Merger disrupts current plans and operations and business generally; (vi) the effect of the announcement of the proposed Merger on the Company’s relationships with its clients, business partners and employees; and (vii) the amount of the costs, fees, expenses and charges related to the proposed Merger. Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10—K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 25, 2016, under the heading “Item 1A. Risk Factors,” and in subsequently filed Forms 10-Q and 8-K. The forward-looking statements represent the Company’s views as of the date on which such statements were made and the Company undertakes no obligation to publicly update such forward-looking statements.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC LLC

Date: November 1, 2016	By:	/s/ Rahul N. Agarwal
	Name:	Rahul N. Agarwal
	Title:	Chief Financial Officer

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